UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

   Date of Report (Date of earliest event reported): February 6, 2003
                                                     ----------------


                             NEWBRIDGE CAPITAL, INC.
             (Exact name of registrant as specified in its charter)



             Nevada                    0-15148                  41-1457271
  ---------------------------      ----------------       ----------------------
 (State or other Jurisdiction      (Commission File           (IRS Employer
      of Incorporation)                  Number)          Identification Number)



                          24 Corporate Plaza, Suite 100
                         Newport Beach, California 92660
                          (Address of Principal Office)



       Registrant's telephone number, including area code: (949) 717-0630
                                                           --------------

                        4695 MacArthur Court, Suite 1450
                             Newport Beach, CA 92660
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets

                  Not applicable.

Item 3.           Bankruptcy or Receivership

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant

         On or about October 9, 2002, the firm of McKennon, Wilson & Morgan LLP notified us of their intentions to resign as independent auditors. Effective January 3, 2003, the firm of McKennon, Wilson & Morgan LLP was released as independent auditors of NewBridge Capital, Inc. (the "Company") after the issuance of their reports on the financial statements for the year ended June 30, 2001. Effective as of January 6, 2003, the accounting firm of Davis Accounting Group P.C. was engaged by the Company to serve as the principal accountants to audit the Company's financial statements.

         The audit reports of McKennon, Wilson & Morgan LLP for either of the past two fiscal years did not contain an adverse opinion nor a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles. However, the audit reports of McKennon, Wilson & Morgan LLP for either of the past two fiscal years were qualified or modified as to uncertainty as follows:

         The financial statements as of June 30, 2001, and for the year then ended, were prepared assuming that the Company would continue as a going concern. The Company had incurred operating losses and it had limited liquid assets. Such conditions raised substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters were presented in the notes to financial statements. The financial statements did not include any adjustments that might result from the outcome of that uncertainty.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended June 30, 2000 and June 30, 2001, and in the subsequent interim periods preceding the release of McKennon, Wilson & Morgan LLP, there were no disagreements on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McKennon, Wilson & Morgan, would have caused McKennon, Wilson & Morgan to make references to such matters in their reports.

         The Company has requested McKennon, Wilson & Morgan to furnish a letter addressed to the Securities and Exchange Commission whether it agrees with the statements set forth above in this Item 4. A copy of such letter, dated February 6, 2003, is filed herewith as Exhibit 16.1.

Item 8.           Change in Fiscal Year

                  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEWBRIDGE CAPITAL, INC.



Date:  February 6, 2003             By:  /s/ Fred G. Luke
                                    --------------------------
                                    Name:    Fred G. Luke
                                    Title:   President


Date:  February 6, 2003             By:  /s/ Fred G. Luke
                                    --------------------------
                                    Name:    Fred G. Luke
                                    Title:   Director